SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 24, 2005


                    TRINITY PARTNERS ACQUISITION COMPANY INC.
           (Exact name of each Registrant as specified in its Charter)



           Delaware                      0-50860                20-1025065
           --------                      -------                ----------
(State or other jurisdiction       (Commission File Number)   (IRS employer
of incorporation or organization)                            identification no.)


245 Fifth Avenue, Suite 1600 New York, New York                    10016
-----------------------------------------------                 ------------
 (Address of principal executive offices)                        (Zip Code)


      (Registrant's telephone number, including area code): (212) 696-4282

Item 1.01.        Entry into a Material Definitive Agreement

On March 28, 2005, Trinity Partners Acquisition Company Inc. issued a joint press release with Adventure Holdings, S.A. announcing the execution of a definitive agreement, dated March 24, 2005, with respect to the merger of the two entities. A copy of the press release announcing the execution of the definitive agreement is attached hereto as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


March 29, 2005

                                 TRINITY PARTNERS ACQUISITION COMPANY INC.


                                 By: /s/ Lawrence Burstein
                                     ---------------------
                                         Lawrence Burstein
                                         President




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